                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                               December 31, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


        CASE NAME:    FLORSHEIM GROUP INC.          CASE NO.    02 B 08209
                    ------------------------                  --------------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN :                       11/30/2003       12/31/2003
                                          -----------     -----------
BT Commerical Concentration               $        --     $        --

Associated Bank                             62,889.45       53,039.02

BT Commercial Escrow                       144,008.24      144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account         100,675.12      100,745.47

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II      127,955.98      189,724.16
                                          -----------     -----------
TOTAL                                     $435,528.79     $487,516.89
                                          ===========     ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2003


                                BT COMMERCIAL
         DATE                 CONCENTRATION 1)
-------------------------    -------------------
      12/01/2003             $                --
      12/02/2003                              --
      12/03/2003                              --
      12/04/2003                              --
      12/05/2003                              --
      12/06/2003                              --
      12/07/2003                              --
      12/08/2003                              --
      12/09/2003                              --
      12/10/2003                              --
      12/11/2003                              --
      12/12/2003                              --
      12/13/2003                              --
      12/14/2003                              --
      12/15/2003                              --
      12/16/2003                              --
      12/17/2003                              --
      12/18/2003                              --
      12/19/2003                              --
      12/20/2003                              --
      12/21/2003                              --
      12/22/2003                              --
      12/23/2003                              --
      12/24/2003                              --
      12/25/2003                              --
      12/26/2003                              --
      12/27/2003                              --
      12/28/2003                              --
      12/29/2003                              --
      12/30/2003                              --
      12/31/2003                              --

                              ------------------
TOTAL RECEIPTS                $               --
                              ==================



                 NOTES:

                 1) Certain wire payments are made directly into this account.
                    The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2003


        DATE                      ASSOCIATED BANK
----------------------            ---------------
      12/01/2003                  $            --
      12/02/2003                               --
      12/03/2003                               --
      12/04/2003                               --
      12/05/2003                               --
      12/06/2003                               --
      12/07/2003                               --
      12/08/2003                            87.29 1)
      12/09/2003                               --
      12/10/2003                               --
      12/11/2003                            18.94 2)
      12/12/2003                            44.84 3)
      12/13/2003                               --
      12/14/2003                               --
      12/15/2003                           663.00 2)
      12/16/2003                               --
      12/17/2003                               --
      12/18/2003                               --
      12/19/2003                               --
      12/20/2003                               --
      12/21/2003                               --
      12/22/2003                               --
      12/23/2003                               --
      12/24/2003                               --
      12/25/2003                               --
      12/26/2003                               --
      12/27/2003                               --
      12/28/2003                               --
      12/29/2003                            32.24 2)
      12/30/2003                               --
      12/31/2003                               --
                                  ---------------
TOTAL RECEIPTS                    $        846.31
                                  ===============


                 NOTES:
                 1) Refund permit fee.
                 2) Proceeds from accounts receivable previously written off.
                 3) Tax refund.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2003


                                   BT COMMERCIAL
        DATE                          ESCROW
----------------------            ---------------
      12/01/2003                  $            --
      12/02/2003                               --
      12/03/2003                               --
      12/04/2003                               --
      12/05/2003                               --
      12/06/2003                               --
      12/07/2003                               --
      12/08/2003                               --
      12/09/2003                               --
      12/10/2003                               --
      12/11/2003                               --
      12/12/2003                               --
      12/13/2003                               --
      12/14/2003                               --
      12/15/2003                               --
      12/16/2003                               --
      12/17/2003                               --
      12/18/2003                               --
      12/19/2003                               --
      12/20/2003                               --
      12/21/2003                               --
      12/22/2003                               --
      12/23/2003                               --
      12/24/2003                               --
      12/25/2003                               --
      12/26/2003                               --
      12/27/2003                               --
      12/28/2003                               --
      12/29/2003                               --
      12/30/2003                               --
      12/31/2003                               --
                                  ---------------
TOTAL RECEIPTS                    $            --
                                  ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2003


                                     SHAW GUSSIS
        DATE                       PREFERENCE ACCT.
----------------------            ------------------
      12/01/2003                  $               --
      12/02/2003                                  --
      12/03/2003                                  --
      12/04/2003                                  --
      12/05/2003                                  --
      12/06/2003                                  --
      12/07/2003                                  --
      12/08/2003                               70.35 1)
      12/09/2003                                  --
      12/10/2003                                  --
      12/11/2003                                  --
      12/12/2003                                  --
      12/13/2003                                  --
      12/14/2003                                  --
      12/15/2003                                  --
      12/16/2003                                  --
      12/17/2003                                  --
      12/18/2003                                  --
      12/19/2003                                  --
      12/20/2003                                  --
      12/21/2003                                  --
      12/22/2003                                  --
      12/23/2003                                  --
      12/24/2003                                  --
      12/25/2003                                  --
      12/26/2003                                  --
      12/27/2003                                  --
      12/28/2003                                  --
      12/29/2003                                  --
      12/30/2003                                  --
      12/31/2003                                  --
                                  ------------------
TOTAL RECEIPTS                    $            70.35
                                  ==================



                 1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2003


                                     SHAW GUSSIS
        DATE                      PREFERENCE ACCT.II
----------------------            ------------------
      12/01/2003                  $               --
      12/02/2003                                  --
      12/03/2003                                  --
      12/04/2003                                  --
      12/05/2003                                  --
      12/06/2003                                  --
      12/07/2003                                  --
      12/08/2003                                  --
      12/09/2003                                  --
      12/10/2003                                  --
      12/11/2003                                  --
      12/12/2003                                  --
      12/13/2003                                  --
      12/14/2003                                  --
      12/15/2003                                  --
      12/16/2003                                  --
      12/17/2003                                  --
      12/18/2003                          105,000.00 1)
      12/19/2003                                  --
      12/20/2003                                  --
      12/21/2003                                  --
      12/22/2003                                  --
      12/23/2003                                  --
      12/24/2003                                  --
      12/25/2003                                  --
      12/26/2003                                  --
      12/27/2003                                  --
      12/28/2003                                  --
      12/29/2003                                  --
      12/30/2003                           18,000.00 1)
      12/31/2003                                  --
                                  ------------------
TOTAL RECEIPTS                    $       123,000.00
                                  ==================



                 1) Preference recovery.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2003


                                       BT COMMERCIAL
FLORSHEIM GROUP INC.                   CONCENTRATION
                                    ------------------
        PAYMENTS

        Transfer to Loan Account    $               --




                                    ------------------
        Total                       $               --
                                    ==================



Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2003


FLORSHEIM GROUP INC.


   DATE                  CHECK NUMBER                        PAYMENTS                  ASSOCIATED BANK
-----------        --------------------------        --------------------------        ---------------
12/08/2003                     1204                  Sonnenberg & Anderson             $        210.37
12/08/2003                     1205                  Ceridian Corporation                       305.00
12/08/2003                     1206                  FagelHaberLLC                            2,119.15
12/08/2003                     1207                  F. Terrence Blanchard                    2,324.90
12/16/2003                     1208                  Benjamin Alvendia                          150.00
12/17/2003                     Wire                  AIG Life Insurance Company               5,570.32
12/17/2003                     Wire                  Wire Fee                                    17.00
                                                                                       ---------------
           Total                                                                       $     10,696.74
                                                                                       ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2003


                                         BT COMMERCIAL
 DATE      PAYMENTS                         ESCROW
-------    --------                     ---------------
           None                         $            --


                                        ---------------
           Total                        $            --
                                        ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2003


                                             SHAW GUSSIS
 DATE         PAYMENTS                    PREFERENCE ACCOUNT
-------       --------                    ------------------
              None                        $               --




                                          ------------------
                                                          --
                                          ==================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2003


                                                      SHAW GUSSIS
   DATE                 PAYMENTS                 PREFERENCE ACCOUNT II
----------        ---------------------        -------------------------
12/03/2003        Mark Tunewicz                $                4,550.00
12/09/2003        F. Terrence Blanchard                         2,550.00
12/19/2003        Iron Mountain                                   314.94
12/19/2003        Peter Corritori                              15,900.31
12/19/2003        Greenberg Traurig                            37,052.50
12/30/2003        Logan & Company                                 864.07


                                               -------------------------
                                               $               61,231.82
                                               =========================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                DECEMBER 31, 2003


BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                           POST-PETITION
                                                               LOAN
     DATE               PAYMENTS         BORROWINGS           BALANCE
---------------        ----------        ----------        -------------
OPENING BALANCE                                            $7,101,059.88
   12/01/2003          $       --        $       --         7,101,059.88
   12/02/2003                  --                --         7,101,059.88
   12/03/2003                  --                --         7,101,059.88
   12/04/2003                  --                --         7,101,059.88
   12/05/2003                  --                --         7,101,059.88
   12/06/2003                  --                --         7,101,059.88
   12/07/2003                  --                --         7,101,059.88
   12/08/2003                  --                --         7,101,059.88
   12/09/2003                  --                --         7,101,059.88
   12/10/2003                  --                --         7,101,059.88
   12/11/2003                  --                --         7,101,059.88
   12/12/2003                  --                --         7,101,059.88
   12/13/2003                  --                --         7,101,059.88
   12/14/2003                  --                --         7,101,059.88
   12/15/2003                  --                --         7,101,059.88
   12/16/2003                  --                --         7,101,059.88
   12/17/2003                  --                --         7,101,059.88
   12/18/2003                  --                --         7,101,059.88
   12/19/2003                  --                --         7,101,059.88
   12/20/2003                  --                --         7,101,059.88
   12/21/2003                  --                --         7,101,059.88
   12/22/2003                  --                --         7,101,059.88
   12/23/2003                  --                --         7,101,059.88
   12/24/2003                  --                --         7,101,059.88
   12/25/2003                  --                --         7,101,059.88
   12/26/2003                  --                --         7,101,059.88
   12/27/2003                  --                --         7,101,059.88
   12/28/2003                  --                --         7,101,059.88
   12/29/2003                  --                --         7,101,059.88
   12/30/2003                  --                --         7,101,059.88
   12/31/2003                  --                --         7,101,059.88
                       ----------        ----------
Total                  $       --        $       --
                       ==========        ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME:    FLORSHEIM GROUP INC.          CASE NO.    02 B 08209
                   -----------------------                   --------------


                          STATEMENT OF AGED RECEIVABLES

                      FOR THE MONTH ENDED DECEMBER 31, 2003


ACCOUNTS RECEIVABLE:

Beginning of Month Balance        $       356,447
                                  ---------------
Add: Sales on Account                          --
                                  ---------------
Less: Collections                          (1,000)
                                  ---------------
Adjustments                                    --
                                  ---------------
End of the Month Balance          $       355,447
                                  ===============

                    Note - All accounts receivable are fully reserved.

    0-30                31-60              61-90               OVER 90          END OF MONTH
    DAYS                DAYS                DAYS                DAYS               TOTAL
------------        ------------        ------------        ------------        ------------
$         --        $         --        $         --        $    355,447        $    355,447
============        ============        ============        ============        ============


                   ACCOUNTS PAYABLE AGING - DECEMBER 31, 2003


                     0-30               31-60               61-90              Over 90           End of Month
                     Days                Days                Days                Days                Total
                 ------------        ------------        ------------        ------------        ------------
Wholesale        $     84,451        $      1,268        $      2,583        $    561,500        $    649,802
Retail                     --                  --                  --              75,979              75,979
                 ------------        ------------        ------------        ------------        ------------
Total            $     84,451        $      1,268        $      2,583        $    637,479        $    725,781
                 ============        ============        ============        ============        ============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


        CASE NAME:    FLORSHEIM GROUP INC.          CASE NO.    02 B 08209
                    ------------------------                  --------------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDING DECEMBER 31, 2003


Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

             1. Federal Income Taxes                     Yes (x)       No ( )
             2. FICA withholdings                        Yes (x)       No ( )
             3. Employee's withholdings                  Yes (x)       No ( )
             4. Employer's FICA                          Yes (x)       No ( )
             5. Federal Unemployment Taxes               Yes (x)       No ( )
             6. State Income Taxes                       Yes (x)       No ( )
             7. State Employee withholdings              Yes (x)       No ( )
             8. All other state taxes                    Yes (x)       No ( )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)



                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.



DATED: January 15, 2004